UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2007, Jarden Corporation (the “Company”) entered into an Equity Vesting, Lock-Up and Amendment Agreement with each of Messrs. Franklin (the “Franklin Agreement”), Ashken (the “Ashken Agreement”), Lillie (the “Lillie Agreement”), Tolbert (the “Tolbert Agreement”), Capps (the “Capps Agreement”) and Sansone (the “Sansone Agreement,” and, collectively with all of the above-referenced agreements, the “Amendment Agreements”), whereby the Company agreed to accelerate the granting and/or vesting of certain shares of restricted stock and the vesting of certain stock options previously granted or that the Company agreed to grant, to each of Messrs. Franklin, Ashken, Lillie, Tolbert, Capps and Sansone as set forth below.

Pursuant to the terms of the Franklin Agreement, the Company agreed to grant and accelerate the vesting of 230,000 shares of restricted stock that would have been granted to Mr. Franklin on May 1, 2008 pursuant to his Third Amended and Restated Employment Agreement with the Company (the “Franklin Vested Stock”).

Pursuant to the terms of the Ashken Agreement, the Company agreed to grant and accelerate the vesting of 95,000 shares of restricted stock that would have been granted to Mr. Ashken on May 1, 2008 pursuant to his Third Amended and Restated Employment Agreement with the Company (the “Ashken Vested Stock”).

Pursuant to the terms of the Lillie Agreement, the Company agreed to (a) accelerate the vesting of 9,375 options previously granted to Mr. Lillie, (b) grant and accelerate the vesting of 40,000 shares of restricted stock that would have been granted to Mr. Lillie on May 1, 2008 pursuant to his Amended and Restated Employment Agreement with the Company, and (c) accelerate the vesting of an additional 40,000 shares of restricted stock previously granted to Mr. Lillie (collectively, the “Lillie Vested Stock”).

Pursuant to the terms of the Tolbert Agreement, the Company agreed to (a) accelerate the vesting of 6,562 options previously granted to Mr. Tolbert, and (b) accelerate the vesting of 31,500 shares of restricted stock previously granted to Mr. Tolbert (collectively, the “Tolbert Vested Stock”).

Pursuant to the terms of the Capps Agreement, the Company agreed to (a) accelerate the vesting of 5,624 options previously granted to Mr. Capps, and (b) accelerate the vesting of 25,875 shares of restricted stock previously granted to Mr. Capps (collectively, the “Capps Vested Stock”).

Pursuant to the terms of the Sansone Agreement, the Company agreed to accelerate the vesting of 29,000 shares of restricted stock previously granted to Mr. Sansone (the “Sansone Vested Stock”). The Sansone Vested Stock, Franklin Vested Stock, Ashken Vested Stock, Lillie Vested Stock, Tolbert Vested Stock and Capps Vested Stock are collectively referred to as the “Vested Stock”.

Pursuant to each of the Amendment Agreements, each of Messrs. Franklin, Ashken, Lillie, Tolbert, Capps and Sansone, is prohibited until November 7, 2012, from offering, selling, transferring, contracting to sell, or otherwise disposing of, directly or indirectly, any of the Vested Stock without prior written consent of the Company, except as set forth below or in their respective Amendment Agreement.

Notwithstanding the foregoing, each of Messrs. Franklin, Ashken, Lillie, Tolbert, Capps and Sansone shall generally be entitled to sell up to but no more than 20% of such shares of Vested Stock in any calendar year during the period from January 1, 2008 through December 31, 2012 and as fully set forth in the Amendment Agreements. Each of Messrs. Franklin, Ashken, Lillie, Tolbert, Capps and Sansone shall be entitled to sell all of their Vested Stock at any time on or after January 1, 2013, subject to applicable law, regulation or stock exchange rule.

The foregoing restrictions on transfer of each Vested Stock shall lapse upon the first to occur of (i) a termination of employment with the Company, (ii) a change of control of the Company and/or (iii) a tender for all of the Company’s issued and outstanding shares of common stock.

As an inducement for the Company to accelerate the granting and/or vesting of any of the Vested Stock, and notwithstanding anything to the contrary contained in any employment agreement or any policy of the Company or any subsidiary or affiliate thereof that would otherwise be applicable, in the event that the employment of any of Messrs. Franklin, Ashken, Lillie, Tolbert, Capps or Sansone is terminated prior to November 7, 2009 other than (i) by reason of his death or disability or (ii) after a change of control of the Company, (a) in the case of either of Messrs. Franklin or Ashken, each of them will be entitled to receive only one third (1/3) of the amount of any Severance Benefits (as defined in his employment agreement with the Company) to which he would otherwise be entitled pursuant to his employment agreement with the Company, and he shall not receive or be eligible to receive, and will not seek, any additional payment of Severance Benefits, or any other payment in lieu of the foregoing, from the Company or any subsidiary or affiliate to which he would otherwise be entitled pursuant to his employment agreement or otherwise; and (b) in the case of any of Messrs. Lillie, Tolbert, Capps or Sansone, he will not receive or be eligible to receive, and will not seek, any payment of severance pay (including any post-termination payment(s) based on salary or bonus), or any other payment in lieu of the foregoing, from the Company or any subsidiary or affiliate to which any of them would otherwise be entitled pursuant to his employment agreement or otherwise, except for vested pension benefits or 401(k) balances, if any, to which any of them would be entitled pursuant to the applicable pension or 401(k) plan.

In the event of (i) a termination by reason of death or disability or (ii) a change of control of the Company, the applicable provisions of each individual’s respective employment agreements shall apply. Except as otherwise set forth in the applicable Amendment Agreements, all other terms of each individual’s employment agreement shall continue in full force and effect.

A copy of each of the Franklin Agreement, the Ashken Agreement, the Lillie Agreement, the Tolbert Agreement, the Capps Agreement and the Sansone Agreement is attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Franklin Agreement, the Ashken Agreement, the Lillie Agreement, the Tolbert Agreement, the Capps Agreement and the Sansone Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Franklin Agreement, the Ashken Agreement, the Lillie Agreement, the Tolbert Agreement, the Capps Agreement and the Sansone Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e) On November 7, 2007, Company entered into the Amendment Agreements with each of Messrs. Franklin, Ashken, Lillie, Tolbert, Capps and Sansone. See Item 1.01 above, which is incorporated into this Item 5.02 by reference for a description of all such Amendment Agreements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
10.1	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and Martin E. Franklin.

10.2	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and Ian G.H. Ashken.

10.3	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and James E. Lillie.

10.4	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and J. David Tolbert.

10.5	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and John E. Capps.

10.6	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and Richard T. Sansone.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2007

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit
10.1	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and Martin E. Franklin.

10.2	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and Ian G.H. Ashken.

10.3	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and James E. Lillie.

10.4	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and J. David Tolbert.

10.5	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and John E. Capps.

10.6	Equity Vesting, Lock-Up and Amendment Agreement, dated as of November 7, 2007, by and between Jarden Corporation and Richard T. Sansone.